UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
A press release issued by Eagle Rock Energy Partners, L.P. (the “Partnership”) on May 2, 2012, regarding financial results for the quarter ended March 31, 2012, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

The Partnership has posted on its website, as of May 2, 2012, an update to its hedging overview presentation. The updated hedging presentation includes hedging transactions with regards to the years 2012 through 2015. The presentation entitled “Commodity Hedging Overview,” dated May 2, 2012, may be accessed by going to www.eaglerockenergy.com, select Investor Relations, then select Presentations.

The information set forth in this Item 7.01 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership's risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership's Form 10-K, filed with the SEC for the year ended December 31, 2011, as well as any other public filings and press releases.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.
(d)         Exhibits.
Exhibit No.     Description
99.1         Press Release of Eagle Rock Energy Partners, L.P. dated May 2, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 2, 2012	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit No.     Description
99.1        Press Release of Eagle Rock Energy Partners, L.P. dated May 2, 2012.